UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 1, 2019, General Cannabis Corp (the “Company”) and SBI Investments LLC, 2014-1 (the “Purchaser”) entered into a Letter Agreement, dated November 1, 2019 (“Note Amendment No. 2”), pursuant to which the Company and the Purchaser extended the maturity date of that certain Promissory Note, dated July 18, 2019 (the “Original Note”), as amended by that certain Letter Agreement, dated October 18, 2019 (“Note Amendment No. 1” and, together with the Original Note and Note Amendment No. 2, the “Note”), between the Company and the Purchaser, from a maturity date, as extended by Note Amendment No. 1, of November 1, 2019 to November 15, 2019 (the “Maturity Date”). All other terms of the Original Note remain unchanged, and were previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 24, 2019 and is incorporated by reference.

The foregoing description of the Note, Note Amendment No. 1 and Note Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Note and the Note Amendment, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of Promissory Note (incorporated by reference from Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 24, 2019).
10.2

Letter Agreement, dated October 18, 2019, by and between the Company and the Purchaser (incorporated by reference from Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2019).

10.3	Letter Agreement, dated November 1, 2019, by and between the Company and the Purchaser. (1)

(1)   Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 7, 2019

GENERAL CANNABIS CORP

By:	/s/ Michael Feinsod
Name:	Michael Feinsod
Title:	Chief Executive Officer